EXHIBIT 10.7
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                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of December 30, 2005, by and between TREY RESOURCES, INC., a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

         WHEREAS, the Company and the Investor entered into an Equity Line of Credit Agreement (the "Equity Line of Credit Agreement"); a Registration Rights Agreement (the "Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); and a Placement Agent Agreement (the "Placement Agent Agreement"), all of which are dated January 27, 2005 (collectively, the Equity Line of Credit Agreement, the Registration Rights Agreement, the Escrow Agreement and Placement Agent Agreement are referred to as the "Transaction Documents").

         NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

          2. Structuring Fees. The Investor shall retain all structuring fees.

          3. Fees. The Investor shall retain any and all fees previously paid under the Transaction Documents.

         IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

TREY RESOURCES, INC.                          CORNELL CAPITAL PARTNERS, LP

By: ____________________                      By: Yorkville Advisors, LLC
Name: Mark Meller                             Its: General Partner
Title: President & CEO
                                              By: ____________________
                                              Name: Mark A. Angelo
                                              Title: Portfolio Manager